UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  December 27, 2005

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of July 1, 2005, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2005-3 Home Equity Mortgage Pass-Through Certificates, Series 2005-3)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-120966-22               13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2005 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, Wilshire Credit Corporation and Indymac Bank, F.S.B, as servicers, Select Portfolio Servicing, Inc., as special servicer, and JPMorgan Chase Bank, N.A., as trustee.

       On December 27, 2005 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 27, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Home Equity  Mortgage Trust  Series  2005-3
            Home Equity Mortgage Pass-Through Certificates, Series 2005-3

                      JPMORGAN CHASE BANK, N.A, not in its
                      individual capacity but solely as Trustee
                       under the Agreement referred to herein

                      By:   /s/  Annette Marsula
                            ---------------------------------------
                            Annette Marsula
                            Vice President

                      Date: December 29, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 27, 2005




Exhibit 99.1
Monthly Certificateholder Statement on December 27, 2005

                           Credit Suisse First Boston
         Home Equity Mortgage Pass-Through Certificates, Series 2005-3
                        Statement to Certificateholders
                               December 27, 2005

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                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                  ENDING
               FACE           PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL         LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1      300,120,000.00   248,998,573.32  14,508,446.93        981,331.04  15,489,777.97        0.00        0.00    234,490,126.39
AR              100.00             0.00           0.00              0.00           0.00        0.00        0.00              0.00
ARL             100.00             0.00           0.00              0.00           0.00        0.00        0.00              0.00
M1       21,730,000.00    21,730,000.00           0.00         91,435.01      91,435.01        0.00        0.00     21,730,000.00
M2       10,870,000.00    10,870,000.00           0.00         46,028.41      46,028.41        0.00        0.00     10,870,000.00
M3       18,860,000.00    18,860,000.00           0.00         82,376.29      82,376.29        0.00        0.00     18,860,000.00
M4        9,840,000.00     9,840,000.00           0.00         43,591.20      43,591.20        0.00        0.00      9,840,000.00
M5       10,050,000.00    10,050,000.00           0.00         45,182.29      45,182.29        0.00        0.00     10,050,000.00
M6        8,820,000.00     8,820,000.00           0.00         43,071.00      43,071.00        0.00        0.00      8,820,000.00
M7        9,020,000.00     9,020,000.00           0.00         46,453.00      46,453.00        0.00        0.00      9,020,000.00
M8        6,760,000.00     6,760,000.00           0.00         39,020.22      39,020.22        0.00        0.00      6,760,000.00
B1        7,170,000.00     7,170,000.00           0.00         41,825.00      41,825.00        0.00        0.00      7,170,000.00
B2        6,760,000.00     6,760,000.00           0.00         39,433.33      39,433.33        0.00        0.00      6,760,000.00
P               100.00           100.00           0.00        201,526.72     201,526.72        0.00        0.00            100.00
TOTALS  410,000,300.00   358,878,673.32  14,508,446.93      1,701,273.51  16,209,720.44        0.00        0.00    344,370,226.39

X1      410,000,300.00   361,797,457.92           0.00              0.00           0.00        0.00        0.00    348,580,826.48
X2      410,000,300.00   410,000,300.00           0.00              0.00           0.00        0.00        0.00    410,000,300.00
XS      383,440,579.28   383,440,579.28           0.00         53,751.55      53,751.55        0.00        0.00    383,440,579.28
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------------------------------------
                        BEGINNING                                                           ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL          PRINCIPAL          CLASS  PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1      225458C30     829.66337905   48.34215291          3.26979555          51.61194845     781.32122614       A1      4.433750 %
AR      225458C48       0.00000000    0.00000000          0.00000000           0.00000000       0.00000000       AR      9.271483 %
ARL     225458C55       0.00000000    0.00000000          0.00000000           0.00000000       0.00000000       ARL     9.271483 %
M1      225458C63   1,000.00000000    0.00000000          4.20777773           4.20777773   1,000.00000000       M1      4.733750 %
M2      225458C71   1,000.00000000    0.00000000          4.23444434           4.23444434   1,000.00000000       M2      4.763750 %
M3      225458C89   1,000.00000000    0.00000000          4.36777784           4.36777784   1,000.00000000       M3      4.913750 %
M4      225458C97   1,000.00000000    0.00000000          4.43000000           4.43000000   1,000.00000000       M4      4.983750 %
M5      225458D21   1,000.00000000    0.00000000          4.49575025           4.49575025   1,000.00000000       M5      5.394900 %
M6      225458D39   1,000.00000000    0.00000000          4.88333333           4.88333333   1,000.00000000       M6      5.493750 %
M7      225458D47   1,000.00000000    0.00000000          5.15000000           5.15000000   1,000.00000000       M7      5.793750 %
M8      225458D54   1,000.00000000    0.00000000          5.77222189           5.77222189   1,000.00000000       M8      6.493750 %
B1      225458E20   1,000.00000000    0.00000000          5.83333333           5.83333333   1,000.00000000       B1      7.000000 %
B2      225458E38   1,000.00000000    0.00000000          5.83333284           5.83333284   1,000.00000000       B2      7.000000 %
P       225458D62   1,000.00000000    0.00000000  2,015,267.20000000   2,015,267.20000000   1,000.00000000       P       9.271483 %
TOTALS                875.31319689   35.38643003          4.14944455          39.53587458     839.92676686

X1      225458D70     882.43217851    0.00000000          0.00000000           0.00000000     850.19651566       X1      0.000000 %
X2      225458D88   1,000.00000000    0.00000000          0.00000000           0.00000000   1,000.00000000       X2      0.000000 %
XS      225458D96   1,000.00000000    0.00000000          0.14018222           0.14018222   1,000.00000000       XS      0.000000 %
----------------------------------------------------------------------------------------------------------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                   Raideo Ram
                JPMorgan Chase Bank, N.A. - Structured Finance Services
                                6th Floor, 4 NYP,
                            New York, New York 10041
                               Tel: (212) 623-6793
                               Fax: (212) 623-5932
                         Email: raideo.ram@jpmchase.com

Sec. 4.06(a)(i)         Principal Remittance Amount                                                                13,144,215.64

                        Scheduled Principal Payments                                                               231,413.01

                        Principal Prepayments                                                                      12,550,346.36

                        Curtailments                                                                               362,041.56

                        Cutailment Interest Adjustments                                                            578.20

                        Repurchase Principal                                                                       0.00

                        Substitution Amounts                                                                       0.00

                        Net Liquidation Proceeds                                                                   0.00

                        Other Principal Adjustments                                                                -163.49

                        Gross Interest                                                                             2,948,640.32

                        Recoveries from Prior Loss Determinations                                                  0.00

                        Reimbursements of Non-Recoverable Advances Previously Made                                 3,770.28

                        Recovery of Reimbursements Previously Deemed Non-Recoverable                               0.00

Prepayment Penalties    Number of Loans with Respect to which Prepayment Penalties were Collected                  93

                        Balance of Loans with Respect to which Prepayment Penalties were Collected                 5,145,114.07

                        Amount of Prepayment Penalties Collected                                                   201,525.95

Sec. 4.06(a)(iv)        Beginning Number of Loans Outstanding                                                      7,143

                        Beginning Aggregate Loan Balance                                                           361,797,557.92

                        Ending Number of Loans Outstanding                                                         6,913

                        Ending Aggregate Loan Balance                                                              348,580,926.48

Sec. 4.06(a)(v)         Servicing Fees (Including Credit Risk Manager Fee)                                         101,818.22

                        Trustee Fees                                                                               1,507.49

Sec. 4.06(a)(vii)       Current Advances                                                                           N/A

                        Aggregate Advances                                                                         N/A

Section 4.06(a)(viii)   Delinquent Mortgage Loans
                              Delinquency by Group
                              Group  1
                              Category            Number                Principal Balance        Percentage
                              1 Month                         96         4,468,779.78            1.28 %
                              2 Month                         36         1,561,112.31            0.45 %
                              3 Month                         54         3,384,186.57            0.97 %
                              Total                          186         9,414,078.66            2.70 %

                              Delinquency Totals
                              Group Totals
                              Category            Number                Principal Balance        Percentage
                              1 Month                         96         4,468,779.78            1.28 %
                              2 Month                         36         1,561,112.31            0.45 %
                              3 Month                         54         3,384,186.57            0.97 %
                              Total                          186         9,414,078.66            2.70 %
                                          * Delinquent Bankruptcies are included in the table above.

                        Bankruptcies
                               Bankruptcy by Group
                               Group                  Number of          Principal Balance         Percentage
                               Number                 Loans
                                     1                         32        1,377,147.55                     0.40%

                               Bankruptcy Totals
                               Number of                   Principal             Percentage
                               Loans                       Balance
                                  32                     1,377,147.55                0.40%
                                           * Only Current Bankruptcies are reflected in the table above.

                        Foreclosures
                               Foreclosure by Group
                               Group               Number of         Principal Balance              Percentage
                               Number              Loans
                                     1                       1          24,296.36                          0.01%

                               Foreclosure Totals
                               Number of           Principal                   Percentage
                               Loans               Balance
                                            1                 24,296.36                      0.01%

Section 4.06(a)(xi)     REO Properties
                               REO by Group
                               Group               Number of           Principal Balance            Percentage
                               Number              Loans
                                     1                       0                 0.00                        0.00%

                               REO Totals
                               Number of          Principal                    Percentage
                               Loans              Balance
                                         0                0.00                        0.00%

Section 4.06(a)(xii)    Current Realized Losses                                                                    72,415.80

                        Cumulative Realized Losses - Reduced by Recoveries                                         113,061.15

Trigger Event           Trigger Event Occurrence (Effective March 2008)                                            NO
                        (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                        Rolling 3 Month Delinquency Rate                                                           1.20173%
                        Sr. Enhancement Percentage x 16%                                                           15.84000%
                                                                 OR
                        (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                        Cumulative Loss % of Original Aggregate Collateral Balance                                 0.02949%
                        Cumulative Loss Limit                                                                      0.00%

O/C Reporting           Targeted Overcollateralization Amount                                                      17,080,465.40
                        Ending Overcollateralization Amount                                                        4,210,700.09
                        Ending Overcollateralization Deficiency                                                    12,869,765.31
                        Overcollateralization Release Amount                                                       0.00
                        Monthly Excess Interest                                                                    1,291,815.49
                        Payment to Class X-1                                                                       0.00

                        Reserve Fund Beginning Balance                                                             0.00
                        Deposits under the Interest Rate Cap Agreement                                             0.00
                        Deposits under the Swap Agreement                                                          74,472.21
                        Withdrawals to pay Current and Carryforward Interest                                       0.00
                        Withdrawals to cover Realized Losses                                                       72,415.80
                        Withdrawals to pay Deferred Amounts                                                        0.00
                        Reserve Fund Ending Balance                                                                2,056.41

                        Interest Rate Cap Agreement Notional Amounts (Current Month)                               189,872,489.00


Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
